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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported): September 27, 2000


                            NORTON MOTORCYCLES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                       33-8819-D                84-1036901
         --------                      -----------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)


Standard Building, Main Level, 510 West Hastings Street, Vancouver BC   V6B 1L8
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: 604-687-8813

                                       N/A
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 1  CHANGES IN CONTROL OF REGISTRANT.

Circle Capital Group S.A. ("Circle Capital") has informed Norton Motorcycles, Inc. ("Norton") of the sale of Circle Capital's 6,000,000 shares of Norton to Memoralex Investment Anstalt, a European based company ("Memoralex"). After receiving an opinion from counsel of Circle Capital that said transfer is not subject to the registration provisions of the Securities Act of 1933 (the "Act"), Norton has taken steps to reflect such ownership in its books and records. Said shares continue to be restricted under the Act.

The sale described above results in a substantial change of control of Norton. Specifically, such sale transfers approximately 85.7 percent of the issued and outstanding shares of Norton from Circle Capital to Memoralex.
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Pursuant to the requirements of the Securities Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTON MOTORCYCLES, INC.

Date: September 30, 2000
                                      By: /s/ Myron Calof
                                         ---------------------------------------
                                          Myron Calof, President